UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-5785
                                                     ---------------------

                    Colonial Investment Grade Municipal Trust
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



               One Financial Center, Boston, Massachusetts 02111
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                               Russell Kane, Esq.
                        Columbia Management Group, Inc.
                              One Financial Center
                                Boston, MA 02111
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  1-617-772-3363
                                                           -------------------

                  Date of fiscal year end:  11/30/2003
                                           ------------------

                  Date of reporting period: 11/30/2003
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[photo of domed building]


COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                ANNUAL REPORT

NOVEMBER 30, 2003


Not FDIC Insured
May Lose Value
No Bank Guarantee

COLONIAL FUNDS
One Financial Center
Boston, MA 02111-2621


January 14, 2004


Dear Shareholder:

I am writing to you as the independent chairman of the board of trustees of your Colonial fund. I have been privileged to serve on the board of the Colonial funds for more than three years and on the board of many of the affiliated Columbia funds for more than seven years. On December 8, 2003 the board of trustees elected me the chairman. Over those seven years I have gained a deep sense of responsibility for the continued success of our funds. Needless to say, the entire board shares that commitment to you.

These have been troubling times in the fund industry, with newspapers reporting widely on trading and governance failings. Your board has been energetic over the past year in strengthening our organization and our capacity to effectively oversee the Colonial funds.

First, as already indicated, the trustees in December elected an independent trustee to chair our twelve person board. All of the trustees are completely independent of the advisor and its affiliates except for the president of the funds, Joseph Palombo. Each committee of the board is comprised only of independent trustees.

Second, last year we reconfigured the membership of the four person audit committee to include only persons qualifying as "audit committee financial experts" under the demanding standards of the Sarbanes-Oxley legislation. Few audit committees are fortunate to possess such a breadth and depth of financial experience.

Third, we strengthened our oversight capacity by appointing Martha Fox as chief compliance officer of the Colonial funds, reporting directly to your fund's audit committee. We also assigned board members to four separate investment oversight committees, each better able to monitor performance of individual funds.

Fourth, with guidance from our board the investment advisor last year increased its vigilance to identify and discourage trading in open end mutual fund shares by speculators. Monitoring personnel have attempted to identify and reject frequent traders, but frankly that effort by itself cannot be 100% effective. Accordingly, in February 2003 we implemented 2% redemption penalties in the open end international funds most subject to market timing, and we are considering still broader application of redemption fees to curb further attempts to profit from the open end funds by short-term trading. We are also closely monitoring legislative and regulatory initiatives that would aid in preventing abuses of open end funds that currently cannot be detected directly by management or our transfer agent.

Finally, to further align the interests of the trustees with those of our shareholders, the board late last year voted to double the required investment by each trustee in the funds that we oversee. At the same time, new policies were instituted requiring all investment personnel and trustees to hold any mutual fund shares for a minimum of one year (unless extraordinary circumstances warrant an exception to be granted by a board committee).

Undoubtedly, more improvements will be made in the period ahead, but the board wants you to know that we take our responsibilities very seriously and we commit to you our continued efforts to serve your interests.

Sincerely,

/s/ Thomas C. Theobald

Thomas C. Theobald
Chairman

PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:
It was another solid year for the US bond market. However, the positive gains reported from all major sectors masked an extremely volatile environment. Most of the gains were actually earned in the first half of the reporting period and they were sufficient to offset losses or declining performance in the second half.


From December through mid-June, interest rates generally declined and bond prices rose as the economy struggled to gain a solid footing and the nation prepared to go to war. In June, the yield on the 10-year Treasury note fell to a 45-year low of just over 3.1%. High-yield bonds were the primary beneficiaries of this trend as investors seemed willing to put their fears aside and look to better times ahead. However, after the major military battles of the war were declared over and the economy showed clear signs of picking up, interest rates began to rise and bond prices came down in most sectors. The 10-year yield reached a high of 4.4% in August, then moved within a tight range around 4.0% to 4.2% for the remainder of the period. As the environment changed, high-yield and mortgage bonds held up better than other sectors while Treasury bonds lagged.


This reversal of fortune for bonds and a shift of investor enthusiasm back to stocks, which drove equity returns back into double digit territory, serve as a reminder that a diversified portfolio may offer the best opportunity for long-term investment success. Talk to your financial advisor if you're uncertain about the level of diversification of your portfolio. Your advisor can help you keep your investments on track.


As always, thank you for investing in Colonial Funds. We look forward to continuing to serve you in the years ahead.


Sincerely,

/s/ Joseph R. Palombo

Joseph R. Palombo
President
January 12, 2004




Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGER'S REPORT




PRICE PER SHARE AS OF 11/30/03 ($)

Net asset value         11.47
-----------------------------
Market price            10.63
-----------------------------

1-YEAR TOTAL RETURN
AS OF 11/30/03 (%)

Net asset value         10.35
-----------------------------
Market price            12.48
-----------------------------
Lipper General Municipal
Debt Funds (Leveraged)
Category average        10.65
-----------------------------
All results shown assume reinvestment of distributions.

DISTRIBUTIONS DECLARED
PER COMMON SHARE
12/1/02-11/30/03 ($)
                         0.68
-----------------------------

A portion of the trust's income may be subject to the alternative minimum tax. The trust may at times purchase tax-exempt securities at a discount from their original issue price. Some or all of this discount may be included in the trust's ordinary income, and any market discount is taxable when distributed.

TOP 5 SECTORS AS OF 11/30/03 (%)

Local general obligations  18.8
-------------------------------
State appropriated          8.5
-------------------------------
Hospitals                   7.9
-------------------------------
Investor owned              6.3
-------------------------------
Education                   6.2
-------------------------------


QUALITY BREAKDOWN
AS OF 11/30/03 (%)

AAA                      56.2
-----------------------------
AA                       15.2
-----------------------------
A                         6.4
-----------------------------
BBB                       9.1
-----------------------------
BB                        1.2
-----------------------------
B                         0.6
-----------------------------
CC                        0.1
-----------------------------
Non-rated                 8.3
-----------------------------
Cash equivalents          2.9
-----------------------------

Sector breakdowns are calculated as a percentage of net assets (including auction preferred shares). Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the trust is actively managed, there can be no guarantee that the trust will continue to maintain this quality breakdown or invest in these sectors in the future.

For the 12-month period ended November 30, 2003, Colonial Investment Grade Municipal Trust returned 10.35%, based on investment at net asset value. The trust fell slightly behind its peer group, the Lipper General Municipal Debt Funds (Leveraged) Category average, which averaged a return of 10.65% for the same period.1

The trust's biggest gains came during the first half of the period, as a sluggish economy caused interest rates to drift lower and bond prices to rise. In particular, the trust benefited from its stake in zero coupon municipal bonds, which gained in value as yields fell. These are bonds bought at a steep discount to their face value. They carry no coupon but accrue interest as they appreciate to face value at maturity. In the second half of the period, however, the trust's performance was hurt by its overweight in zero coupon and longer maturity bonds as the economy improved and interest rates rose.

Later in the period, the trust benefited from owning high-yield, lower-quality municipal bonds, which rallied as the economy improved and interest rates rose. Strong gainers included US Airways, an airline bond; bonds issued by HealthEast, a Minnesota hospital; and bonds issued by the Seminole Tribe Convention Center, a Florida hotel and casino (0.4%, 0.2% and 0.3% of total investments, respectively).2

Leveraged positions provided the trust with additional income during the period. We have, in effect, "borrowed against" the trust's investment positions by issuing preferred shares, which payout a short-term variable rate. When those preferred shares were issued in 1999, we invested the proceeds in bonds with longer maturities. During this reporting period, the payout rate of preferred shares was much lower than the yield the trust earned from those longer-maturity bonds. The trust issued preferred shares because the leverage they provided made it possible to enhance yield and improve performance. These preferred shares also gave us added flexibility to take advantage of timely market opportunities. However, the use of leverage increases the likelihood of share price volatility and market risk. In order to reduce that extra price volatility, we can hedge using futures contracts. When we shorten duration (decrease price volatility) using futures, and bond prices rise, we show losses on the futures contracts that are typically offset, at least partially, by unrealized price gains on the bonds held.


---------
1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the trust.
2  Holdings are disclosed as of November 30, 2003.

The trust remained approximately 90% invested in investment grade bonds. We added tax-exempt income by buying small stakes in high-yield municipals as well as lower-rated investment grade issues. Our focus was on economically-sensitive sectors, with purchases issued on behalf of International Paper and Weyerhaeuser (0.1% and 0.2% of total investments, respectively). We were also attracted to the health care sector, which offered a good selection of higher-yielding issues.

Going forward, we expect interest rates to rise gradually and the yield differential between high-quality and low-quality bonds to narrow if the economy continues to improve. If this environment prevails, we would expect higher-yielding, lower-quality municipal bonds to continue to do well. As a result, we have maintained our exposure to the high-yield sector. In addition, we plan to focus on adding income, while decreasing our stake in zero coupon and non-callable municipal bonds.

/s/ Maureen G. Newman

Maureen G. Newman has been the portfolio manager of Colonial Investment Grade Municipal Trust since January 2002. Ms. Newman has managed various other tax-exempt funds for Columbia Management Advisors, Inc. or its predecessors since May 1996.

Past performance is no guarantee of future investment results. Current performance may be higher or lower than performance data shown.

Tax-exempt investing offers current tax-free income, but it also involves certain risks. The value of the trust shares will be affected by interest rate changes and the creditworthiness of issues held in the trust. Investing in high-yield securities offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer and rising interest rates. Interest income from certain tax-exempt bonds may be subject to the federal alternative minimum tax for individuals and corporations.

INVESTMENT PORTFOLIO


November 30, 2003


MUNICIPAL BONDS - 96.4%                    PAR        VALUE
-----------------------------------------------------------
EDUCATION - 7.1%
EDUCATION - 6.2%
AL University of South Alabama,
   Series 1999,
     (a) 11/15/18                   $2,500,000  $ 1,260,325
IL Chicago, State University Auxiliary
   Facilities, Series 1998,
     5.500% 12/01/23                 1,085,000    1,220,972
MA State Development Finance Agency,
   Western New England College,
     6.125% 12/01/32                   315,000      321,133
MA State Industrial Finance Agency,
   Tabor Academy, Series 1998,
     5.400% 12/01/28                 1,000,000    1,009,510
MN University of Minnesota:
   Series 1996 A,
     5.750% 07/01/14                   500,000      587,210
   Series 1999 A,
     5.500% 07/01/21                 2,000,000    2,280,640
MO State Health & Educational
   Facilities Authority Central Institute
   for the Deaf, Series 1999,
     5.850% 01/01/22                   600,000      648,414
NH State Business Finance Authority,
   Proctor Academy, Series 1998 A,
     5.400% 06/01/17                   410,000      420,890
NY St. Lawrence County Industrial
   Development Agency,
   St. Lawrence University, Series 1998 A,
     5.500% 07/01/13                 1,465,000    1,639,760
TX Texas Tech University,
   Series 1999,
     5.000% 02/15/29                 2,500,000    2,519,200
                                                -----------
                                                 11,908,054
                                                -----------
STUDENT LOAN - 0.9%
NE Nebhelp, Inc., Series 1993 A-6,
     6.450% 06/01/18                 1,500,000    1,654,605
                                                -----------

-----------------------------------------------------------
HEALTH CARE - 11.9%
CONGREGATE CARE RETIREMENT - 1.4%
CA La Verne Certificates
of Participation,
   Brethren Hillcrest Home,
   Series 2003 B,
     6.625% 02/15/25                   350,000      348,768
CT State Development Authority,
   Elim Park Baptist, Inc.,
   Series 2003,
     5.750% 12/01/23                   250,000      254,568
FL Capital Projects Finance Authority,
   Glenridge on Palmer Ranch,
   Series 2002 A,
     8.000% 06/01/32                   500,000      514,490
HI State Department of Budget & Finance,
   Kahala Nui Project,
   Series 2003 A:
     7.875% 11/15/23                   250,000      251,573
     8.000% 11/15/33                   250,000      251,943




                                           PAR        VALUE
-----------------------------------------------------------
IL State Health Facilities Authority,
   Washington and Jane Smith
   Community, Series 2003 A,
     7.000% 11/15/32                 $ 250,000    $ 249,362
PA Delaware County Authority,
   Dunwoody Village, Inc.,
   Series 2003 A,
     5.375% 04/01/17                   250,000      258,420
TX Abilene Health Facilities Development
   Corp., Sears Methodist Retirement
   Obligation Group,
   Series 2003 A,
     7.000% 11/15/33                   200,000      202,390
WI State Health & Educational Facilities
   Authority, Three Pillars Senior
   Communities, Series 2003,
     5.600% 08/15/23                   300,000      297,147
                                                -----------
                                                  2,628,661
                                                -----------
HEALTH SERVICES - 0.1%
MA State Health & Educational
   Facilities Authority, Civic
   Investments, Inc., Series 2002 A,
     9.000% 12/15/15                   250,000      284,930
                                                -----------

HOSPITALS - 7.9%
AZ Yavapai County Industrial Development
   Authority Hospital Facilities, Yavapai
   Regional Medical Center,
   Series 2003 A,
     6.000% 08/01/33                   150,000      152,850
FL Citrus County Hospital Board,
   Citrus Memorial Hospital,
   Series 2002,
     6.375% 08/15/32                   350,000      358,740
FL Orange County Health Facilities
   Authority, Orlando Regional
   Healthcare System:
   Series 1996 C,
     6.250% 10/01/13                   720,000      865,771
   Series 1999,
     6.000% 10/01/26                   175,000      182,093
   Series 2002,
     5.750% 12/01/32                   150,000      154,027
FL South Broward Hospital District,
   Series 2002,
     5.625% 05/01/32                 1,000,000    1,042,660
IL Southwestern Illinois Development
   Authority, Anderson Hospital,
   Series 1999,
     5.375% 08/15/15                   380,000      385,597
IL State Development Finance Authority,
   Adventist Health System, Series 1999,
     5.500% 11/15/20                   900,000      914,472
IL State Health Facilities Authority,
   Swedish American Hospital,
   Series 2000,
     6.875% 11/15/30                   500,000      544,605




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
HEALTH CARE (CONTINUED)
HOSPITALS (CONTINUED)
KS University Hospital Authority,
   Kansas University Health System,
   Series 2002,
     5.625% 09/01/32                 $ 500,000    $ 513,340
LA State Public Facilities Authority,
   Touro Infirmary, Series 1999 A,
     5.625% 08/15/29                   500,000      502,310
MA State Health & Educational Facilities
   Authority, South Shore Hospital,
   Series 1999 F,
     5.750% 07/01/29                 1,000,000    1,017,770
MD State Health & Educational Facilities
   Authority, University of Maryland
   Medical System, Series 2000,
     6.750% 07/01/30                   250,000      274,772
MD State Health & Higher Education
   Facilities Authority, Adventist
   Healthcare, Series 2003 A:
     5.000% 01/01/16                   250,000      247,975
     5.750% 01/01/25                   250,000      252,080
MI Flint Hospital Building Authority,
   Hurley Medical Center, Series 1998 B,
     5.375% 07/01/28                   500,000      410,045
MI State Hospital Finance Authority,
   Oakwood Obligated Group,
   Series 2003,
     5.500% 11/01/18                   400,000      417,708
MN St. Paul Housing & Redevelopment
   Authority, HealthEast, Inc.:
   Series 1993 B,
     6.625% 11/01/17                   240,000      241,152
   Series 1997 A,
     5.700% 11/01/15                   250,000      235,922
NH Higher Educational & Health Facilities,
   Catholic Medical Center, Series 1989,
     6.125% 07/01/32                   500,000      508,340
NJ Health Care Facilities, Capital Health
   System, Inc., Series 2003 A,
     5.750% 07/01/23 (b)               350,000      357,742
NV Henderson, Catholic Healthcare West:
   Series 1998,
     5.375% 07/01/26                   250,000      234,312
   Series 1999 A,
     6.750% 07/01/20                   500,000      539,065
NY New York State Dormitory Authority:
   North Shore Long Island Jewish
   Medical Center, Series 2003,
     5.500% 05/01/33                   100,000      102,283
   Winthrop/South Nassua Hospital,
   Series 2003,
     5.500% 07/01/23                   150,000      153,471
OH Lakewood Hospital Improvement,
   Lakewood Hospital Association,
   Series 2003,
     5.500% 02/15/14                   385,000      411,950




                                           PAR        VALUE
-----------------------------------------------------------
SC Lexington County Health Services
   District, Inc., Hospital Revenue,
     5.500% 11/01/23                 $ 500,000    $ 515,795
TN Metropolitan Government, Nashville
   & Davidson Counties, Meharry
   Medical College, Series 1996,
     6.000% 12/01/16                 1,575,000    1,860,390
TX Comal County Health Facilities
   Development, McKenna Memorial,
   Series 2002 A,
     6.250% 02/01/32                   500,000      508,670
VA Augusta County Industrial
   Development Authority, Augusta
   Health Care, Inc., Series 2003,
     5.250% 09/01/19 (b)             1,000,000    1,073,380
WI State Health & Educational Facilities
   Authority, Aurora Health Care, Inc.,
   Series 2003,
     6.400% 04/15/33                   175,000      182,655
                                                -----------
                                                 15,161,942
                                                -----------
INTERMEDIATE CARE FACILITIES - 0.2%
IL State Development Finance Authority,
   Hoosier Care, Inc., Series 1999 A,
     7.125% 06/01/34                   470,000      387,520
                                                -----------

NURSING HOMES - 2.3%
AK Juneau, St. Ann's Care Center,
   Series 1999,
     6.875% 12/01/25                   500,000      508,330
CO Health Care Facilities Authority,
   Pioneer Health Care, Series 1989,
     10.500% 05/01/19                1,580,000    1,496,497
DE State Economic Development
   Authority, Churchman Village Project,
   Series 1991 A,
     10.000% 03/01/21                  905,000      906,466
PA Chester County Industrial Development
   Authority, RHA/Pennsylvania Nursing
   Home, Series 2002,
     8.500% 05/01/32                   765,000      740,711
PA Delaware County Authority,
   Main Line and Haverford Nursing,
   Series 1992,
     9.000% 08/01/22 (c)               565,000      339,000
WI State Health & Educational Facilities
   Authority, Metro Health Foundation,
   Inc., Series 1993,
     11.000% 11/01/22 (c)            1,300,000      338,000
                                                -----------
                                                  4,329,004
                                                -----------

-----------------------------------------------------------
HOUSING - 2.9%
ASSISTED LIVING/SENIOR - 0.2%
TX Bell County Health Facilities
   Development Corp., Care Institute,
   Inc., Series 1994,
     9.000% 11/01/24                   470,000      476,378
                                                -----------




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
HOUSING (CONTINUED)
MULTI-FAMILY - 2.5%
AZ Maricopa County Industrial
   Development Authority, National
   Health Facilities II Project,
     5.100% 01/01/33                $2,500,000  $ 2,548,300
FL Broward County Housing Finance
   Authority, Chaves Lake Apartment
   Project, Series 2000,
     7.500% 07/01/40                   500,000      504,980
FL Clay County Housing Finance
   Authority, Madison Commons
   Apartments, Series 2000 A,
     7.450% 07/01/40                   250,000      252,495
MN White Bear Lake, Birch Lake
   Townhome Project:
   Series 1989 A,
     10.250% 07/15/19                  775,000      780,580
   Series 1989 B,
     (a) 07/15/19                      671,000      454,928
Resolution Trust Corp., Pass Through
   Certificates, Series 1993 A,
     9.750% 12/01/16 (d)               227,741      224,459
                                                -----------
                                                  4,765,742
                                                -----------
SINGLE FAMILY - 0.2%
CO State Housing Finance Authority,
   Series 2000 B-2,
     7.250% 10/01/31                   165,000      171,113
IL Chicago, Series 2000 A,
     7.150% 09/01/31                   130,000      134,108
                                                -----------
                                                    305,221
                                                -----------

-----------------------------------------------------------
INDUSTRIAL - 1.5%
FOOD PRODUCTS - 0.6%
NE Washington County Waste Water
   Facilities, Cargill, Inc.,
   Series 2002,
     5.900% 11/01/27                 1,000,000    1,043,920
                                                -----------

FOREST PRODUCTS - 0.5%
AL Camden Industrial Development
   Board, Weyerhaeuser Co.,
   Series 2003 B,
     6.375% 12/01/24                   275,000      290,513
FL Escambia County Environmental
   Improvement, International Paper,
   Series 2003 A,
     5.750% 11/01/27                   250,000      252,093
MN International Falls, Boise Cascade
   Corp., Series 1999,
     6.850% 12/01/29                   500,000      501,185
                                                -----------
                                                  1,043,791
                                                -----------
MANUFACTURING - 0.1%
MO State Development Finance Board,
   Procter & Gamble Co., Series 1999,
     5.200% 03/15/29                   250,000      261,532
                                                -----------




                                           PAR        VALUE
-----------------------------------------------------------
OIL & GAS - 0.3%
NV Clark County Industrial Development,
   Southwest Gas Corp.,
   Series 2003 E,
     5.800% 03/01/38                 $ 250,000    $ 266,450
TX Gulf Coast Industrial Development
   Authority, Citgo Petroleum,
   Series 1998,
     8.000% 04/01/28                   250,000      258,693
                                                -----------
                                                    525,143
                                                -----------

-----------------------------------------------------------
OTHER - 7.1%
OTHER - 1.0%
CA Golden State Tobacco Securitization
   Authority:
   Series 2003 A-1,
     6.250% 06/01/33                   250,000      234,695
   Series 2003 B,
     5.500% 06/01/43                   500,000      490,515
NY Convention Center, Yale Building
   Project, Series 2003,
     (a) 06/01/08                      700,000      547,883
SC Tobacco Settlement Revenue
   Management Authority, Series 2001 B,
     6.375% 05/15/28                   400,000      372,672
WI Badger Tobacco Asset Securitization
   Corp., Series 2002,
     6.375% 06/01/32                   250,000      229,955
                                                -----------
                                                  1,875,720
                                                -----------
POOL/BOND BANK - 0.8%
FL State Municipal Loan Council,
   Series 2000 A,
     (a) 04/01/21                      520,000      221,733
KS State Development Finance Authority,
   Water Pollution Control,
     5.500% 11/01/17                 1,125,000    1,292,096
                                                -----------
                                                  1,513,829
                                                -----------
REFUNDED/ESCROWED (E) - 5.3%
CA San Joaquin Hills Transportation
   Corridor Agency, Series 1993,
     (a) 01/01/23                    5,250,000    2,022,247
CA State Educational Facilities
   Authority, Santa Clara University,
   Series 1996,
     5.000% 09/01/15                   800,000      889,096
CT State Special Tax Obligation
   Infrastructure, Series 2001 A,
     5.375% 10/01/16                   500,000      576,370
DC District of Columbia,
   Series 1999 A,
     5.375% 06/01/18                   360,000      414,083
DE State Economic Development
   Authority, Osteopathic Hospital
   Association of Delaware,
   Series 1992 A,
     9.500% 01/01/22                   210,000      222,067



See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
OTHER (CONTINUED)
REFUNDED/ESCROWED (E) (CONTINUED)
FL Orange County Health Facilities
   Authority, Orlando Regional
   Healthcare System, Series 1996 C,
     6.250% 10/01/13                $1,740,000  $ 2,127,742
MA State College Building Authority,
   Series 1999 A,
     (a) 05/01/23                    2,710,000    1,036,385
NC Lincoln County, Lincoln County
   Hospital, Series 1991,
     9.000% 05/01/07                    85,000       96,397
NC State Municipal Power Agency,
   Catawba No. 1, Series 1986,
     5.000% 01/02/20                 1,670,000    1,799,842
TN Shelby County, Health, Education
   & Housing Facilities Board, Open
   Arms Development Center:
   Series 1992 A,
     9.750% 08/01/19                   415,000      525,004
   Series 1992 C,
     9.750% 08/01/19                   415,000      525,108
                                                -----------
                                                 10,234,341
                                                -----------

-----------------------------------------------------------
OTHER REVENUE - 0.8%
RECREATION - 0.8%
DC District of Columbia, Smithsonian
   Institute, Series 1997,
     5.000% 02/01/28                 1,000,000    1,006,220
FL Capital Trust Agency, Seminole
   Tribe Convention Center,
   Series 2002 A,
     10.000% 10/01/33                  500,000      616,675
                                                -----------
                                                  1,622,895
                                                -----------

-----------------------------------------------------------
RESOURCE RECOVERY - 1.2%
DISPOSAL - 0.6%
IL Development Finance Authority,
   Waste Management, Inc.,
   Series 1997,
     5.050% 01/01/10                   500,000      516,240
MA State Industrial Finance Agency,
   Peabody Monofill Associates, Inc.,
   Series 1995,
     9.000% 09/01/05                   115,000      119,325
MI State Strategic Fund, Waste
   Management, Series 1995,
     5.200% 04/01/10                   500,000      520,915
                                                -----------
                                                  1,156,480
                                                -----------
RESOURCE RECOVERY - 0.6%
MA State Industrial Finance Agency,
   Ogden Haverhill Project,
   Series 1998 A,
     5.450% 12/01/12                 1,250,000    1,238,987
                                                -----------
-----------------------------------------------------------



                                           PAR        VALUE
-----------------------------------------------------------
TAX-BACKED - 39.7%
LOCAL APPROPRIATED - 2.1%
CA Compton Certificates of Participation,
   Civic Center & Capital Improvement,
   Series 1997 A,
     5.500% 09/01/15                 $ 500,000    $ 521,215
CA Los Angeles County, Series 1999 A,
     (a) 08/01/21                    2,135,000      878,147
MN Hibbing Economic Development
   Authority, Series 1997,
     6.400% 02/01/12                   335,000      344,293
MO Development Finance Board,
   St. Louis Convention Center,
   Series 2000 C,
     (a) 07/15/18                      300,000      150,930
SC Berkeley County School District,
   Series 2003,
     5.000% 12/01/28                   500,000      487,460
TX Houston Independent School District,
   Public Facilities Corp., Series 1998 A,
     (a) 09/15/13                    2,500,000    1,667,900
                                                -----------
                                                  4,049,945
                                                -----------
LOCAL GENERAL OBLIGATIONS - 18.8%
AK North Slope Borough, Series 2001 A,
     (a) 06/30/12                    2,000,000    1,420,320
CA Carlsbad Unified School District,
   Series 1997,
     (a) 05/01/22                    2,730,000    1,067,840
CA Las Virgenes Unified School District,
   Series 2001 C,
     (a) 11/01/22                    1,210,000      461,385
CA Modesto High School District,
   Stanislaus County, Capital Appreciation,
   Series 2002 A,
     (a) 08/01/19                    1,350,000      634,999
CA Pomona Unified School District,
   Series 2000 A,
     6.450% 08/01/22                 1,000,000    1,246,240
CA Vallejo City Unified School District,
   Series 2002 A,
     5.900% 08/01/25                 2,000,000    2,335,960
CA West Contra Costa Unified School
   District, Series 2001 B,
     6.000% 08/01/24                   250,000      296,727
CO El Paso County School District No. 11,
   Colorado Springs, Series 1996,
     7.125% 12/01/19                 1,870,000    2,460,060
CO Highlands Ranch Metropolitan
   District, Series 1996,
     6.500% 06/15/11                 1,375,000    1,671,835
IL Chicago:
   Series 1995 A-2,
     6.250% 01/01/14                 1,480,000    1,780,144
   Series 1999,
     5.500% 01/01/23                 1,000,000    1,123,040
   Series 2001 A,
     (a) 01/01/15                    3,000,000    1,835,280




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
LOCAL GENERAL OBLIGATIONS (CONTINUED)
IL Chicago Board of Education,
   Series 1998 B-1:
     (a) 12/01/11                   $1,000,000    $ 739,850
     (a) 12/01/21                    2,000,000      807,540
IL St. Clair County,
   Series 1999,
     (a) 10/01/16                    2,000,000    1,120,920
IL St. Clair County Public Building
   Commission, Series 1997 B,
     (a) 12/01/13                    2,000,000    1,326,100
IL Will County School District No. 17,
   Series 2001,
     8.500% 12/01/15                 1,400,000    1,993,614
MI Garden City School District,
   Series 2001,
     5.500% 05/01/16                   325,000      363,116
MI St. John's Public School, Series 1998,
     5.100% 05/01/25                 1,000,000    1,060,590
NY New York City:
   Series 1997 A,
     7.000% 08/01/07                 2,000,000    2,255,160
   Series 2003 J,
     5.500% 06/01/18                   500,000      544,790
OH Kenston Local School District,
   Series 2003,
     5.000% 12/01/23                 1,000,000    1,034,420
PA Erie, Series 2001 C,
     (a) 11/15/26                    2,000,000      602,980
TX Brenham, Certificates of Obligation,
   Series 2001,
     5.375% 08/15/16                 1,040,000    1,152,237
TX Dallas County Flood Control
   District, Series 2002,
     7.250% 04/01/32                   500,000      507,820
TX Houston Independent School District,
   Series 1999 A,
     4.750% 02/15/22                 5,000,000    5,027,200
TX La Joya Independent School District,
   Series 1998,
     5.500% 02/15/12                 1,000,000    1,115,630
                                                -----------
                                                 35,985,797
                                                -----------
SPECIAL NON-PROPERTY TAX - 4.7%
CA San Diego Redevelopment Agency,
   Capital Appreciation Tax Allocation
   Center, Series 2001,
     (a) 09/01/21                    3,725,000    1,525,723
FL Tampa Sports Authority, Tampa Bay
   Arena Project, Series 1995,
     5.750% 10/01/25                 1,000,000    1,155,830
NM Dona Ana County, Series 1998,
     5.500% 06/01/15                 1,000,000    1,151,230
NY New York City Transitional Finance
   Authority, Series 1998 A,
     5.000% 11/15/26                 1,960,000    1,993,967



                                           PAR        VALUE
-----------------------------------------------------------
NY State Local Government Assistance
   Corp., Series 1993 E,
     5.000% 04/01/21                $3,000,000  $ 3,182,820
                                                -----------
                                                  9,009,570
                                                -----------
SPECIAL PROPERTY TAX - 0.5%
CA Huntington Beach Community
   Facilities District, Grand Coast Resort,
   Series 2001,
     6.450% 09/01/31                   300,000      308,925
FL Celebration Community Development
   District, Special Assessment,
   Series 2003 A,
     6.400% 05/01/34                   250,000      255,830
FL Double Branch Community
   Development District,
   Series 2002 A,
     6.700% 05/01/34                   335,000      347,603
FL Lexington Oaks Community
   Development District,
   Series 1998 B,
     5.500% 05/01/05                    10,000       10,061
                                                -----------
                                                    922,419
                                                -----------
STATE APPROPRIATED - 8.5%
IN State Office Building Commission,
   Women's Prison, Series 1995 B,
     6.250% 07/01/16                 2,820,000    3,427,118
KY State Property & Buildings
   Commission, Project No. 73,
   Series 2001,
     5.500% 11/01/14                   455,000      511,461
NY New York State Dormitory Authority:
   City University, Series 1993 A,
     5.750% 07/01/18                 5,000,000    5,906,900
   Mental Health Services, Series 1998 C,
     5.000% 02/15/11                 1,485,000    1,599,033
   State University, Series 2000 C,
     5.750% 05/15/17                 1,000,000    1,175,080
NY State Urban Development Corp.,
     5.600% 04/01/15                 1,000,000    1,143,900
UT State Building Ownership Authority,
   Facilities Master Lease,
   Series 1998 C,
     5.500% 05/15/19                 1,750,000    1,993,915
WV State Building Commission,
   Series 1998 A,
     5.375% 07/01/18                   500,000      560,100
                                                -----------
                                                 16,317,507
                                                -----------
STATE GENERAL OBLIGATIONS - 5.1%
CA State, Series 1995,
     5.750% 03/01/19                    70,000       73,935
DC District of Columbia,
   Series 1999 A,
     5.375% 06/01/18                   890,000      967,359
MA State, Series 1998 C,
     5.250% 08/01/17                 1,000,000    1,111,640
NJ State, Series 2001,
     5.250% 07/01/16                 2,000,000    2,255,920




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
TAX-BACKED (CONTINUED)
STATE GENERAL OBLIGATIONS (CONTINUED)
PR Commonwealth of Puerto Rico,
   Aqueduct & Sewer Authority:
   Series 1995:
     6.250% 07/01/12                $1,000,000  $ 1,211,590
     6.250% 07/01/13                   750,000      915,420
   Series 2001,
     5.500% 07/01/17                 1,000,000    1,159,480
TX State, Series 1999 ABC,
     5.500% 08/01/35                 2,000,000    2,141,340
                                                -----------
                                                  9,836,684
                                                -----------

-----------------------------------------------------------
TRANSPORTATION - 10.3%
AIR TRANSPORTATION - 2.1%
CA Los Angeles Regional Airport
   Improvement Corp., American
   Airlines, Inc., Series 2000 C,
     7.500% 12/01/24 (f)               750,000      736,455
IL Chicago O'Hare International Airport,
   United Airlines, Inc., Series 2000 A,
     6.750% 11/01/11 (c)               800,000      175,168
KY Kenton County Airport Board,
   Delta Airlines, Inc.,
   Series 1992 A:
     7.500% 02/01/12                   250,000      249,957
     7.500% 02/01/20                   200,000      199,600
MN Minneapolis & St. Paul Metropolitan
   Airport Commission, Northwest
   Airlines, Series 2001 A,
     7.000% 04/01/25                   350,000      327,071
NC Charlotte, US Airways, Inc.:
   Series 1998,
     5.600% 07/01/27                   500,000      361,980
   Series 2000,
     7.750% 02/01/28                   500,000      451,965
NY Port Authority of New York &
   New Jersey JFK International Air
   Terminal, Series 1997,
     6.250% 12/01/08                 1,000,000    1,150,740
TX Houston Industrial Development
   Corp., Air Cargo, Perot Development,
   Series 2002,
     6.000% 03/01/23                   400,000      402,756
                                                -----------
                                                  4,055,692
                                                -----------
AIRPORTS - 1.9%
MA State Port Authority:
   Series 1998 D,
     5.000% 07/01/28                 2,500,000    2,523,050
   Series 1999, IFRN,
     10.140% 07/01/29 (f)            1,000,000    1,170,080
                                                -----------
                                                  3,693,130
                                                -----------
TOLL FACILITIES - 3.9%
CA Foothill/Eastern Transportation
   Corridor Agency, Series 1995 A,
     5.000% 01/01/35                 1,000,000      927,270




                                           PAR        VALUE
-----------------------------------------------------------
CA San Joaquin Hills Transportation
   Corridor Agency, Series 1997 A,
     (a) 01/15/15                   $2,000,000  $ 1,222,740
CO State Public Highway Authority,
   E-470, Series 1997 B,
     (a) 09/01/11                    2,000,000    1,495,740
MA State Turnpike Authority,
   Series 1999 A:
     4.750% 01/01/34                 1,600,000    1,582,240
     5.000% 01/01/39                 1,000,000    1,008,830
NH State Turnpike Systems,
   Series 1991 C, IFRN,
     12.314% 11/01/17 (f)            1,000,000    1,297,680
                                                -----------
                                                  7,534,500
                                                -----------
TRANSPORTATION - 2.4%
IL Regional Transportation Authority,
   Series 1994 C,
     7.750% 06/01/20                 1,000,000    1,391,660
NV State Department of Business &
   Industry, Las Vegas Monorail Project,
   Series 2000:
     7.375% 01/01/30                   250,000      250,483
     7.375% 01/01/40                   250,000      248,570
NY Metropolitan Transportation Authority,
   Series 2002 A,
     5.000% 11/15/30                 1,465,000    1,493,597
OH Toledo-Lucas County Port Authority,
   CSX Transportation, Inc., Series 1992,
     6.450% 12/15/21                 1,000,000    1,099,570
                                                -----------
                                                  4,483,880
                                                -----------

-----------------------------------------------------------
UTILITIES - 13.9%
INDEPENDENT POWER PRODUCERS - 0.7%
MI Midland County Economic
   Development Corp., Series 2000,
     6.875% 07/23/09                   600,000      617,364
NY New York City Industrial Development
   Agency, Brooklyn Navy Yard Partners,
   Series 1997,
     5.650% 10/01/28                   200,000      182,136
PA Carbon County Industrial Development
   Authority, Panther Creek Partners,
   Series 2000,
     6.650% 05/01/10                   150,000      162,449
PR Commonwealth of Puerto Rico
   Industrial, Educational, Medical
   & Environmental Cogeneration
   Facilities, AES Project,
   Series 2000,
     6.625% 06/01/26                   325,000      337,191
                                                -----------
                                                  1,299,140
                                                -----------
INVESTOR OWNED - 6.3%
AZ Maricopa County Pollution Control
   Revenue, El Paso Electric Co.,
   Series 2002 A,
     6.250% 05/01/37 (f)               500,000      516,085




See notes to investment portfolio.

November 30, 2003


MUNICIPAL BONDS (CONTINUED)                PAR        VALUE
-----------------------------------------------------------
UTILITIES (CONTINUED)
INVESTOR OWNED (CONTINUED)
FL Polk County Industrial Development
   Authority, Tampa Electric Co.,
   Series 1996,
     5.850% 12/01/30                 $ 500,000    $ 497,980
IN Petersburg, Indiana Power & Light
   Co., Series 1993 B,
     5.400% 08/01/17                 2,500,000    2,787,425
MI State Strategic Fund, Detroit Edison
   Co., Series 1998 A,
     5.550% 09/01/29                 3,000,000    3,139,920
MS State Business Finance Corp.,
   Systems Energy Resources Project,
   Series 1998,
     5.875% 04/01/22                 1,000,000    1,001,020
MT Forsyth Pollution Control,
   Portland General, Series 1998 A,
     5.200% 05/01/33                   150,000      154,701
OH State Air Quality Development
   Authority, Cleveland Electric
   Illumination, Series 2002 A,
     6.000% 12/01/13                   650,000      659,633
TX Brazos River Authority, Pollution
   Control, TXU Electric Co.:
   Series 1999,
     7.700% 04/01/33                   250,000      280,608
   Series 2001,
     5.750% 05/01/36                   125,000      131,108
   Series 2003 C,
     6.750% 10/01/38                   375,000      394,028
TX Matagorda County Navigation District
   No.1, Houston Light & Power Co.,
   Series 1997,
     5.125% 11/01/28                 2,000,000    2,058,740
WY Converse County Pollution Control,
   Pacificorp, Series 1988,
     3.900% 01/01/14                   500,000      485,160
                                                -----------
                                                 12,106,408
                                                -----------
JOINT POWER AUTHORITY - 2.6%
MA Municipal Wholesale Electric Co.,
   Power Supply System, Project 6-A,
     5.250% 07/01/14                 1,000,000    1,101,650
NC Eastern Municipal Power Agency,
   Series 2003,
     5.500% 01/01/16                   285,000      303,653
NC State Municipal Power Agency,
   Catawba Electric No. 1:
   Series 1998 A,
     5.500% 01/01/15                   640,000      730,227
   Series 2003 A,
     5.250% 01/01/18                 2,500,000    2,714,300
OH Municipal Electricity Generation
   Agency, Series 2001,
     (a) 02/15/30                    1,000,000      258,370
                                                -----------
                                                  5,108,200
                                                -----------




                                           PAR        VALUE
-----------------------------------------------------------
MUNICIPAL ELECTRIC - 1.2%
CA State Water Resources Authority,
   Series 2002 A,
     5.500% 05/01/14                $1,000,000  $ 1,131,930
NC University of North Carolina at
   Chapel Hill, Series 1997,
     (a) 08/01/14                    1,000,000      648,260
NE Public Power District, Series 1998 A,
     5.250% 01/01/11                   500,000      554,845
                                                -----------
                                                  2,335,035
                                                -----------
WATER & SEWER - 3.1%
GA Atlanta, Series 1993,
     5.500% 11/01/22 (g)             1,000,000    1,130,570
MA State Water Resources Authority,
   Series 1998 A,
     4.750% 08/01/27                 1,000,000      995,850
MS Five Lakes Utility District,
     8.250% 07/15/24                   140,000      135,722
NY New York City Municipal Water
   Finance Authority, Water & Sewer
   System, Capital Appreciation,
   Series 1998 D,
     (a) 06/15/20                    3,900,000    1,849,458
WA King County, Series 1999,
     5.250% 01/01/30                 1,750,000    1,818,512
                                                -----------
                                                  5,930,112
                                                -----------
TOTAL MUNICIPAL BONDS
   (cost of $173,309,069)                       185,086,714
                                                -----------

MUNICIPAL PREFERRED STOCK - 0.3%
-----------------------------------------------------------
HOUSING - 0.3%
MULTI-FAMILY - 0.3%
Charter Municipal Mortgage
   Acceptance Co.,
   7.600% 11/30/50 (d)
   (cost of $500,000)                  500,000      554,760
                                                -----------

SHORT-TERM OBLIGATIONS - 2.9%
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (H) - 2.9%
FL Alachua County Health Facilities
   Authority, Oak Hammock at the
   University of Florida,
   Series 2002 A,
     1.100% 10/01/32                 1,100,000    1,100,000
IN State Development Finance Authority,
   Cathedral Trustees, Inc.,
   Series 2001,
     1.150% 09/01/26                   100,000      100,000
MO State Development Finance Board,
   St. Louis Convention Center,
   Series 2000 C,
     1.150% 12/01/20                   400,000      400,000
MO State Health &Educational
   Facilities Authority,
   Washington University,
   Series 1996 C,
      1.050% 09/01/30                  200,000      200,000



See notes to investment portfolio.

November 30, 2003


SHORT-TERM OBLIGATIONS (CONTINUED)         PAR        VALUE
-----------------------------------------------------------
VARIABLE RATE DEMAND NOTES (H) (CONTINUED)
MS Jackson County Pollution Control,
   Chevron USA, Inc.,
   Series 1993,
     1.080% 06/01/23                 $ 200,000  $   200,000
NY New York, Series 1993 A-4,
     1.080% 08/01/22                 3,000,000    3,000,000
SD Lower Brule Sioux Tribe,
   Series 1999,
     1.150% 12/01/11                   500,000      500,000
                                               ------------

TOTAL SHORT TERM OBLIGATIONS
   (cost of $5,500,000)                           5,500,000
                                               ------------

TOTAL INVESTMENTS - 99.6%
   (cost of $179,309,069) (i)                   191,141,474
                                               ------------

OTHER ASSETS & LIABILITIES, NET - 0.4%              824,947
-----------------------------------------------------------
NET ASSETS* - 100.0%                           $191,966,421
                                               ============

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
*   Net assets represent both Common Shares and Auction Preferred Shares.
(a) Zero coupon bond.
(b) This security has been purchased on a delayed delivery basis.
(c) As of November 30, 2003, the Trust held securities of certain issuers that have filed filed for bankruptcy protection under Chapter 11, representing 0.4% of net assets. This issuer is in default of certain debt covenants. Income is not being accrued.
(d) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the value of these securities amounted to $779,219, which represents 0.4% of net assets.
(e) The Trust has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.
(f) Interest rates on variable rate securities change periodically. The rate listed is as of November 30, 2003.
(g) This security, or a portion thereof, with a market value of $887,497, is being used to collateralize open futures contracts.
(h) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 2003.
(i) Cost for federal income tax purposes is $179,038,757.



Short futures contracts open at November 30, 2003:

                     PAR VALUE                   UNREALIZED
                    COVERED BY     EXPIRATION   APPRECIATION
         TYPE        CONTRACTS        MONTH      AT 11/30/03
------------------------------------------------------------
10 Year
  U.S. Treasury Note $43,000,000     Mar-04      $64,823


            ACRONYM                       NAME
            -------            ---------------------------
             IFRN              Inverse Floating Rate Note



See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES


November 30, 2003




ASSETS:
Investments, at cost                           $179,309,069
                                               ------------
Investments, at value                          $191,141,474
Cash                                                  1,979
Receivable for:
   Interest                                       2,745,717
   Futures variation margin                         329,219
Deferred Trustees' compensation plan                  6,756
                                               ------------
   Total Assets                                 194,225,145
                                               ------------

LIABILITIES:
Payable for:
   Investments purchased on a delayed
      delivery basis                              1,411,359
   Distributions--common shares                     661,768
   Distributions--preferred shares                    9,370
   Preferred shares remarketing commissions           2,467
   Investment advisory fee                           99,455
   Pricing and bookkeeping fees                      14,029
   Trustees' fees                                     1,990
   Custody fee                                        2,923
   Audit fee                                         32,890
Deferred Trustees' fees                               6,756
Other liabilities                                    15,717
                                               ------------
   Total Liabilities                              2,258,724
                                               ------------

Auction Preferred Shares (2,400 shares
   issued and outstanding at $25,000
   per share)                                  $ 60,000,000
                                               ------------

COMPOSITION OF NET ASSETS
   APPLICABLE TO COMMON SHARES:
Paid-in capital--common shares                 $126,993,094
Undistributed net investment income                 732,461
Accumulated net realized loss                    (7,656,362)
Net unrealized appreciation on:
   Investments                                   11,832,405
   Futures contracts                                 64,823
                                               ------------
Net assets at value applicable to 11,509,000
   common shares of beneficial interest
   outstanding                                 $131,966,421
                                               ============

Net asset value per common share               $      11.47
                                               ============





STATEMENT OF OPERATIONS


For the Year Ended November 30, 2003



INVESTMENT INCOME:
Interest                                       $ 10,267,350
                                               ------------

EXPENSES:
Investment advisory fee                           1,236,147
Pricing and bookkeeping fees                        108,493
Trustees' fees                                       14,032
Preferred shares remarketing commissions            150,582
Custody fee                                          12,951
Other expenses                                      185,124
                                               ------------
   Total Expenses                                 1,707,329
Custody earnings credit                                (468)
                                               ------------
   Net Expenses                                   1,706,861
                                               ------------
Net Investment Income                             8,560,489
                                               ------------


NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                    2,668,407
   Futures contracts                             (1,669,888)
                                               ------------
      Net realized gain                             998,519
                                               ------------
Net change in unrealized appreciation/
   depreciation on:
   Investments                                    3,919,883
   Futures contracts                               (120,708)
                                               ------------
      Net change in unrealized
        appreciation/depreciation                 3,799,175
                                               ------------
Net Gain                                          4,797,694
                                               ------------
Net Increase in Net Assets from Operations       13,358,183
                                               ------------


LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                         (586,950)
                                               ------------
Net Increase in Net Assets from Operations
   Applicable to Common Shares                 $ 12,771,233
                                               ------------





See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                        YEAR ENDED
                                                                                                       NOVEMBER 30,
                                                                                              ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                               2003                2002
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                                                                         $  8,560,489       $  9,004,083
Net realized gain (loss) on investments and futures contracts                                      998,519         (1,289,037)
Net change in unrealized appreciation/depreciation on investments and futures contracts          3,799,175            654,972
                                                                                              ------------       ------------
Net Increase from Operations                                                                    13,358,183          8,370,018
                                                                                              ------------       ------------

LESS DISTRIBUTIONS DECLARED TO PREFERRED SHAREHOLDERS:
From net investment income                                                                        (586,950)          (870,588)
                                                                                              ------------       ------------
Increase in Net Assets from Operations Applicable to Common Shares                              12,771,233          7,499,430
                                                                                              ------------       ------------

LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                                                      (7,854,896)        (7,722,539)
                                                                                              ------------       ------------
Total Increase (Decrease) in Net Assets Applicable to Common Shares                              4,916,337           (223,109)

NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of period                                                                            127,050,084        127,273,193
                                                                                              ------------       ------------
End of period (including undistributed net investment income
   of $732,461 and $624,554, respectively)                                                    $131,966,421       $127,050,084
                                                                                              ============       ============

NUMBER OF TRUST SHARES:
Common Shares:
   Outstanding at end of period                                                                 11,509,000         11,509,000
                                                                                              ------------       ------------
Preferred Shares:
   Outstanding at end of period                                                                      2,400              2,400
                                                                                              ------------       ------------



See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS


November 30, 2003


NOTE 1. ORGANIZATION

Colonial Investment Grade Municipal Trust (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, closed-end management investment company.

INVESTMENT GOAL

The Trust seeks as high a level of after-tax return as is consistent with prudent risk, by pursuing current income generally exempt from ordinary federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds.

TRUST SHARES

The Trust may issue an unlimited number of common shares. On August 26, 1999 the Trust issued 2,400 Auction Preferred Shares ("APS").

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION

Debt securities generally are valued by a pricing service approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

The Trust may invest in municipal and U.S. Treasury futures contracts. The Trust will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Trust and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Trust's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Trust deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Trust equal to the daily change in the contract value and are recorded as variation margin payable or receivable and offset in unrealized gains or losses. The Trust also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contracts. The Trust recognizes a realized gain or loss when the contract is closed or expires.

November 30, 2003



OPTIONS

The Trust may write call and put options on futures it owns or in which it may invest. Writing put options tends to increase the Trust's exposure to the underlying instrument. Writing call options tends to decrease the Trust's exposure to the underlying instrument. When the Trust writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Trust as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Trust may not be able to enter into a closing transaction because of an illiquid market.

The Trust may also purchase put and call options. Purchasing call options tends to increase the Trust's exposure to the underlying instrument. Purchasing put options tends to decrease the Trust's exposure to the underlying instrument. The Trust pays a premium, which is included in the Trust's Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

DELAYED DELIVERY SECURITIES

The Trust may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Trust to subsequently invest at less advantageous prices. The Trust's custodian will set aside cash or liquid portfolio securities equal to the amount of the delayed delivery commitment in a separate account.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

FEDERAL INCOME TAX STATUS

The Trust intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, by distributing substantially all of its taxable or tax-exempt income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Trust will not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to common shareholders are recorded on ex-date. Distributions to Auction Preferred shareholders are recorded daily and payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on November 30, 2003 was 0.95%. For the year ended November 30, 2003, the Trust declared dividends to Auction Preferred shareholders amounting to $586,950, representing an average APS dividend rate of 0.98%.

NOTE 3. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Trust's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2003, permanent differences resulting primarily from differing treatments for market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Trust's net assets as follows:

      UNDISTRIBUTED         ACCUMULATED
     NET INVESTMENT        NET REALIZED           PAID-IN
         INCOME                LOSS               CAPITAL
      ------------         ------------           ------
        $(10,736)             $10,736               $--

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

November 30, 2003


The tax character of distributions paid during the years ended November 30, 2003 and November 30, 2002 was as follows:

                               NOVEMBER 30,    NOVEMBER 30,
                                   2003            2002
                               ------------    ------------
Distributions paid from:
  Tax-Exempt Income              $8,411,303      $8,504,760
  Ordinary Income*                   30,543          88,367
  Long-Term Capital Gains                --              --

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.


As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:
                   UNDISTRIBUTED   UNDISTRIBUTED
  UNDISTRIBUTED       ORDINARY       LONG-TERM    NET UNREALIZED
 TAX-EXEMPT INCOME     INCOME      CAPITAL GAINS   APPRECIATION*
 -----------------  ------------   -------------  --------------
    $1,366,434           $--            $--         $12,102,717

  * The difference between book-basis and tax-basis net unrealized appreciation is primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation (depreciation) at November 30, 2003, based on cost of investments for federal income tax purposes was:

   Unrealized appreciation                      $16,706,859
   Unrealized depreciation                       (4,604,142)
                                                -----------
     Net unrealized appreciation                $12,102,717
                                                -----------

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

            YEAR OF                   CAPITAL LOSS
          EXPIRATION                  CARRYFORWARD
          ----------                 -------------
             2008                       $2,403,657
             2010                        1,238,884
                                        ----------
                                        $3,642,541
                                        ----------

Capital loss carryforwards of $2,688,020 were utilized and/or expired during the year ended November 30, 2003 for the Trust.

Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

On April 1, 2003, Colonial Management Associates, Inc., the previous investment advisor to the Trust, merged into Columbia Management Advisors, Inc. ("Columbia"), formerly known as Columbia Management Co., an indirect, wholly-owned subsidiary of FleetBoston Financial Corporation. As a result of the merger, Columbia now serves as the Trust's investment advisor. The merger did not change the way the Trust is managed, the investment personnel assigned to manage the Trust or the fees paid by the Trust.

INVESTMENT ADVISORY FEE

Columbia is the investment advisor to the Trust and provides administrative and other services. Columbia receives a monthly fee at the annual rate of 0.65% of the Trust's average weekly net assets, including assets applicable to the APS.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Trust under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street").

Under its pricing and bookkeeping agreement with the Trust, Columbia receives from the Trust an annual flat fee of $10,000 paid monthly, and in any month that the Trust's average weekly net assets, including assets applicable to the APS, exceed $50 million, an additional monthly fee. The additional fee rate is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate is applied to the average weekly net assets, including assets applicable to the APS, of the Trust for that month. The Trust also pays additional fees for pricing services. For the year ended November 30, 2003, the effective pricing and bookkeeping fee rate was 0.057%. Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

CUSTODY CREDITS

The Trust has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

The Trust pays no compensation to its officers, all of whom are employees of Columbia or its affiliates.

The Trust's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Trust's assets.

November 30, 2003


NOTE 5. PREFERRED SHARES

The Trust currently has outstanding 2,400 APS. The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Act, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the APS Agreement and in accordance with the guidelines prescribed by the APS' rating agencies.

Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain APS. At November 30, 2003, there were no restrictions on the Trust.

NOTE 6. PORTFOLIO INFORMATION
PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $23,663,236 and $28,408,168, respectively.

NOTE 7. DISCLOSURE OF SIGNIFICANT RISKS
AND CONTINGENCIES

INDUSTRY FOCUS

The Trust may focus its investments in certain industries, subjecting it to greater risk than a trust that is more diversified

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns and industry events may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

GEOGRAPHIC CONCENTRATION

The Trust had greater than 5% of its net assets at November 30, 2003, invested in debt obligations issued by the states of California, Florida, Illinois, Massachusetts, New York and Texas and their respective political subdivisions, agencies and public authorities to obtain funds for various purposes. The Trust is more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

FINANCIAL HIGHLIGHTS


Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                                       PERIOD           YEAR
                                                             YEAR ENDED NOVEMBER 30,                    ENDED          ENDED
                                            ------------------------------------------------------   NOVEMBER 30,    DECEMBER 31,
                                                 2003         2002          2001         2000           1999 (a)        1998
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $      11.04  $      11.06  $      10.55  $      10.31  $      11.49  $      11.43
                                             ------------  ------------  ------------  ------------  ------------  ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.74(b)       0.78(b)(c)    0.75(b)       0.81(d)       0.58          0.60
Net realized and unrealized gain (loss)
   on investments and futures contracts              0.42         (0.05)(c)      0.52          0.27         (1.12)         0.07
                                             ------------  ------------  ------------  ------------  ------------  ------------
   Total from Investment Operations                  1.16          0.73          1.27          1.08         (0.54)         0.67
                                             ------------  ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS DECLARED TO
   PREFERRED SHAREHOLDERS:
From net investment income                          (0.05)        (0.08)        (0.16)        (0.22)        (0.05)           --
                                             ------------  ------------  ------------  ------------  ------------  ------------
   Total from Investment Operations
      Applicable to Common Shareholders              1.11          0.65          1.11          0.86         (0.59)         0.67
                                             ------------  ------------  ------------  ------------  ------------  ------------
LESS DISTRIBUTIONS DECLARED
   TO COMMON SHAREHOLDERS:
From net investment income                          (0.68)        (0.67)        (0.60)        (0.60)        (0.52)        (0.61)
In excess of net investment income                     --            --            --            --            --            --(e)
                                             ------------  ------------  ------------  ------------  ------------  ------------
   Total Distributions Declared
      to Common Shareholders                        (0.68)        (0.67)        (0.60)        (0.60)        (0.52)        (0.61)
                                             ------------  ------------  ------------  ------------  ------------  ------------
LESS SHARE TRANSACTIONS:
Commission and offering
   costs--preferred shares                             --            --            --         (0.02)        (0.07)           --
                                             ------------  ------------  ------------  ------------  ------------  ------------
NET ASSET VALUE, END OF PERIOD               $      11.47  $      11.04  $      11.06  $      10.55  $      10.31  $      11.49
                                             ============  ============  ============  ============  ============  ============
Market price per share-- common shares       $      10.63  $      10.09  $      10.87  $       8.92  $       9.06  $      11.19
                                             ============  ============  ============  ============  ============  ============
Total return-- based on market
   value-- common shares (f)                       12.48%       (1.10)%        29.28%         5.20%      (14.64)%(g)     11.94%
                                             ============  ============  ============  ============  ============  ============
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
Expenses (h)(i)                                     1.31%         1.28%         1.28%         1.31%         1.03%(j)      0.77%
Net investment income before preferred
   stock dividend (h)(i)                            6.57%         7.06%(c)      6.80%         7.91%         5.75%(j)      5.24%
Net investment income after preferred
   stock dividend (h)(i)                            6.12%         6.38%(c)      5.38%         5.80%         5.26%(j)      5.24%
Portfolio turnover rate                               13%           10%           31%           23%           25%(g)        24%
Net assets, end of period (000's)--
   common shares                              $ 131,966     $127,050     $127,273     $ 121,366    $ 118,660        $  132,242

(a)The Trust changed its fiscal year end from December 31 to November 30.
(b)Per share data was calculated using average shares outstanding during the period.
(c)Effective December 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002, was to increase net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01, increase the ratio of net investment income to average net assets from 6.98% to 7.06% and increase the ratio of net investment income (adjusted for dividend payments to preferred shareholders) from 6.30% to 6.38%. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.
(d)The per share net investment income amount does not reflect the period's reclassification of differences between book and tax basis net investment income.
(e)Rounds to less than $0.01 per share.
(f)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(g)Not annualized.
(h)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i)Ratios reflect average net assets available to common shares only.
(j)Annualized.

Selected data for a share outstanding throughout each period is as follows (common shares unless otherwise noted):

                                                                                   YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                  1997         1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $     10.87  $     11.05  $      9.93  $     11.05  $     10.96
                                                               -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                 0.62         0.63         0.64         0.67         0.79
Net realized and unrealized gain (loss) on
   investments and futures contracts                                  0.58        (0.19)        1.11        (1.12)        0.09
                                                               -----------  -----------  -----------  -----------  -----------
   Total from Investment Operations                                   1.20         0.44         1.75        (0.45)        0.88
                                                               -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS DECLARED TO COMMON SHAREHOLDERS:
From net investment income                                           (0.64)       (0.62)       (0.63)       (0.67)       (0.79)
                                                               -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE, END OF PERIOD                                 $     11.43  $     10.87  $     11.05  $      9.93  $     11.05
                                                               ===========  ===========  ===========  ===========  ===========
Market price per share--common shares                          $     10.56  $     10.13  $      9.88  $      9.25  $     10.75
                                                               ===========  ===========  ===========  ===========  ===========
Total return--based on market value--common shares (a)              10.76%        9.06%       13.87%       8.12)%      (2.16)%
                                                               ===========  ===========  ===========  ===========  ===========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (b)                                                         0.83%        0.88%        1.08%        0.94%        0.87%
Net investment income (b)                                            5.63%        5.80%        6.08%        6.46%        7.08%
Portfolio turnover rate                                                21%          20%          37%          34%          35%
Net assets, end of period (000's)--common shares               $   131,503  $   125,125  $   127,118  $   114,260  $   127,213

(a)Total return at market value assuming all distributions reinvested at prices calculated in accordance with the Dividend Reinvestment Plan.
(b)The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.



ASSET COVERAGE REQUIREMENTS

                                                                                         INVOLUNTARY                 AVERAGE
                                                                 ASSET                   LIQUIDATING                 MARKET
                                   TOTAL AMOUNT                 COVERAGE                 PREFERENCE                   VALUE
                                    OUTSTANDING                 PER SHARE                 PER SHARE                 PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
11/30/03                           $60,000,000                   $79,986                    $25,004                   $25,000
11/30/02                            60,000,000                    77,937                     25,000                    25,000
11/30/01                            60,000,000                    78,030                     25,005                    25,000
11/30/00                            60,000,000                    75,569                     25,009                    25,000
11/30/99*                           60,000,000                    74,444                     25,003                    25,000

* On August 26, 1999, the Trust began offering Auction Preferred Shares.

REPORT OF INDEPENDENT AUDITORS


TO THE TRUSTEES AND THE SHAREHOLDERS OF COLONIAL INVESTMENT GRADE MUNICIPAL
TRUST

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Investment Grade Municipal Trust (the "Trust") at November 30, 2003, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 2004

UNAUDITED INFORMATION


FEDERAL INCOME TAX INFORMATION

99.64% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

DIVIDEND REINVESTMENT PLAN

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Trust by EquiServe Trust Company, N.A. (the "Plan Agent") unless a shareholder elects to receive cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or the nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to shareholders who elect not to participate in the Plan will be paid by check mailed directly to the shareholder of record on the record date therefore by the Plan Agent as the dividend disbursing agent.

Non-participants in the Plan will receive distributions in cash. Distributions payable to participants in the Plan will be applied by the Plan Agent, acting as agent for Plan participants, to the purchase of shares of the Trust. Such shares will be purchased by the Plan Agent at the then current market price of such shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole shares credited to his account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account. A shareholder's notice of election to withdraw from the Plan must be received by the Plan Agent before the record date for a dividend in order to be given effect with respect to that dividend.

In the case of shareholders such as banks, brokers or nominees holding shares for others who are the beneficial owners of those shares, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder of record as representing the total amount registered in such shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to Plan participants for reinvesting distributions. The Plan Agent's fees for the handling of the reinvestment of distributions will be paid by the Trust. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions. Purchase orders from the participants in the Plan may be combined with those of other participants and the price paid by any particular participant may be the average of the price paid on various orders executed on behalf of groups of participants in the Plan.

The automatic reinvestment of distributions will not relieve participants of any income tax that may be payable on such dividends or distributions.

The Plan may be amended or terminated on 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed to EquiServe Trust Company, N.A., by mail at P.O. Box 43010, Providence, RI 02940-3010, or by phone at 1-800-730-6001.

TRUSTEES

Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the Board of Trustees of the Fund. Messrs. Simpson and Woolworth had been directors of 15 Columbia Funds and 20 funds in the CMG Fund Trust. Also effective October 8, 2003, the incumbent trustees of the Fund were elected as directors of the 15 Columbia Funds and as trustees of the 20 funds in the CMG Fund Trust. The new combined Board of Trustees/Directors of the Fund now oversees 119 funds in the Columbia Funds Complex (including the former Liberty Funds, former Stein Roe Funds, Columbia Funds and CMG Funds). Several of these trustees/directors also serve on the Boards of other funds in the Columbia Funds Complex.

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.


                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
----------------------
Douglas A. Hacker              Trustee      1996     Executive Vice President-Strategy of United Airlines   119         Orbitz
(age 48)                                             (airline) since December, 2002 (formerly President                (online
P.O. Box 66100                                       of UAL Loyalty Services (airline) from September,                  travel
Chicago, IL 60666                                    2001 to December, 2002; Executive Vice President                  company)
                                                     and Chief Financial Officer of United Airlines from
                                                     March, 1993 to September, 2001).

Janet Langford Kelly           Trustee      1996     Chief Administrative Officer and Senior Vice           119         None
(age 45)                                             President, Kmart Holding Corporation (consumer
3100 West Beaver Road                                goods) since September, 2003 (formerly Executive
Troy, MI 48084-3163                                  Vice President-Corporate Development and
                                                     Administration, General Counsel and Secretary,
                                                     Kellogg Company (food manufacturer), from September,
                                                     1999 to August, 2003; Senior Vice President,
                                                     Secretary and General Counsel, Sara Lee Corporation
                                                     (branded, packaged, consumer-products manufacturer)
                                                     from January, 1995 to September, 1999).

Richard W. Lowry               Trustee      1995     Private Investor since August, 1987 (formerly          121 3       None
(age 67)                                             Chairman and Chief Executive Officer, U.S. Plywood
10701 Charleston Drive                               Corporation (building products manufacturer)).
Vero Beach, FL 32963

Charles R. Nelson              Trustee      1981     Professor of Economics, University of Washington,      119         None
(age 61)                                             since January, 1976; Ford and Louisa Van Voorhis
Department of Economics                              Professor of Political Economy, University of
University of Washington                             Washington, since September, 1993; Director,
Seattle, WA 98195                                    Institute for Economic Research, University of
                                                     Washington, since September, 2001; Adjunct
                                                     Professor of Statistics, University of Washington,
                                                     since September, 1980; Associate Editor, Journal of
                                                     Money Credit and Banking, since September, 1993;
                                                     consultant on econometric and statistical matters.

John J. Neuhauser              Trustee      1985     Academic Vice President and Dean of Faculties          122 3,4   Saucony, Inc.
(age 60)                                             since August, 1999, Boston College (formerly                       (athletic
84 College Road                                      Dean, Boston College School of Management from                     footwear);
Chestnut Hill, MA 02467-3838                         September, 1977 to September, 1999).                            SkillSoft Corp.
                                                                                                                      (e-learning)

Patrick J. Simpson             Trustee      2000     Partner, Perkins Coie L.L.P. (law firm).               119          None
(age 58)
1211 S.W. 5th Avenue
Suite 1500
Portland, OR 97204




23


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees (continued)
----------------------------------
Thomas E. Stitzel              Trustee      1998     Business Consultant since 1999 (formerly Professor     119         None
(age 67)                                             of Finance from 1975 to 1999, College of Business,
2208 Tawny Woods Place                               Boise State University); Chartered Financial Analyst.
Boise, ID 83706

Thomas C. Theobald             Trustee      1996     Managing Director, William Blair Capital Partners      119         Anixter
(age 66)                         and                 (private equity investing) since September, 1994.               International
27 West Monroe Street,       Chairman of                                                                                (network
Suite 3500                   the Board6                                                                                  support
Chicago, IL 60606                                                                                                       equipment
                                                                                                                       distributor),
                                                                                                                       Jones Lang
                                                                                                                      LaSalle (real
                                                                                                                         estate
                                                                                                                       management
                                                                                                                      services) and
                                                                                                                        MONY Group
                                                                                                                    (life insurance)

Anne-Lee Verville              Trustee      1998     Author and speaker on educational systems needs        120 4      Chairman of
(age 58)                                             (formerly General Manager, Global Education                      the Board of
359 Stickney Hill Road                               Industry, IBM Corporation (computer and                            Directors,
Hopkinton, NH 03229                                  technology) from 1994 to 1997).                                  Enesco Group,
                                                                                                                     Inc. (designer,
                                                                                                                      importer and
                                                                                                                     distributor of
                                                                                                                      giftware and
                                                                                                                      collectibles)

Richard L. Woolworth           Trustee      1991     Retired since December 2003 (formerly Chairman         119         NW Natural
(age 62)                                             and Chief Executive Officer, The Regence Group                  (a natural gas
100 S.W. Market Street                               (regional health insurer); Chairman and Chief                 service provider)
#1500                                                Executive Officer, BlueCross BlueShield of Oregon;
Portland, OR 97207                                   Certified Public Accountant, Arthur Young & Company).




24


TRUSTEES (CONTINUED)

                                                                                                      Number of
                                                                                                    portfolios in
                                         Year first                                                 Columbia Funds
                                         elected or                                                    Complex          Other
                              Position    appointed       Principal occupation(s)                    overseen by    directorships
Name, address and age        with Funds  to office1       during past five years                   Trustee/Director     held
---------------------------------------------------------------------------------------------------------------------------------

Interested Trustees
-------------------
William E. Mayer2              Trustee      1994     Managing Partner, Park Avenue Equity Partners          121 3   Lee Enterprises
(age 63)                                             (private equity) since February, 1999 (formerly                 (print media),
399 Park Avenue                                      Founding Partner, Development Capital LLC from                   WR Hambrecht
Suite 3204                                           November 1996 to February, 1999).                              + Co. (financial
New York, NY 10022                                                                                                 service provider)
                                                                                                                    and First Health
                                                                                                                      (healthcare)

Joseph R. Palombo2             Trustee      2000     Executive Vice President and Chief Operating           120 5       None
(age 50)                         and                 Officer of Columbia Management Group, Inc. since
One Financial Center         President               December, 2001 and Director, Executive Vice
Boston, MA 02111                                     President and Chief Operating Officer of Columbia
                                                     Management Advisors, Inc. (Advisor) since April,
                                                     2003 (formerly Chief Operations Officer of Mutual
                                                     Funds, Liberty Financial Companies, Inc. from
                                                     August, 2000 to November, 2001; Executive Vice
                                                     President of Stein Roe & Farnham Incorporated
                                                     (Stein Roe) from April, 1999 to April, 2003;
                                                     Director of Colonial Management Associates, Inc.
                                                     (Colonial) from April, 1999 to April, 2003;
                                                     Director of Stein Roe from September, 2000 to
                                                     April, 2003) President of Columbia Funds and
                                                     Galaxy Funds since February, 2003 (formerly Vice
                                                     President from September 2002 to February 2003);
                                                     Manager of Columbia Floating Rate Limited Liability
                                                     Company since October, 2000; (formerly Vice
                                                     President of the Columbia Funds from April, 1999
                                                     to August, 2000; Chief Operating Officer and Chief
                                                     Compliance Officer, Putnam Mutual Funds from
                                                     December, 1993 to March, 1999).



1 In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds complex.
2 Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co. Mr. Palombo is an interested person as an employee of the Advisor.
3 Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.
4 Mr. Neuhauser and Ms. Verville also serve as disinterested directors of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
5 Mr. Palombo also serves as an interested director of Columbia Management Multi-Strategy Hedge Fund, LLC, which is advised by the Advisor.
6 Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003. Prior to that date, Mr. Palombo was Chairman of the Board.


OFFICERS

                                    Year first
                     Position with  elected or
                        Columbia     appointed
Name, address and age     funds      to office   Principal occupation(s) during past five years
------------------------------------------------------------------------------------------------------------------------------------
Officers
--------
Vicki L. Benjamin        Chief       2001       Controller of the Columbia Funds and of the Liberty All-Star Funds since May, 2002;
(Age 42)              Accounting                Chief Accounting Officer of the Columbia Funds and Liberty All-Star Funds since
One Financial Center  Officer and               June, 2001; Controller and Chief Accounting Officer of the Galaxy Funds since
Boston, MA 02111      Controller                September, 2002 (formerly Vice President, Corporate Audit, State Street Bank and
                                                Trust Company from May, 1998 to April, 2001).

J. Kevin Connaughton   Treasurer     2000       Treasurer of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 39)                                        2000; Vice President of the Advisor since April, 2003 (formerly Controller of the
One Financial Center                            Liberty Funds and of the Liberty All-Star Funds from February, 1998 to October,
Boston, MA 02111                                2000); Treasurer of the Galaxy Funds since September 2002; Treasurer, Columbia
                                                Management Multi-Strategy Hedge Fund, LLC since December, 2002 (formerly Vice
                                                President of Colonial from February, 1998 to October, 2000).

David A. Rozenson      Secretary     2003       Secretary of the Columbia Funds and of the Liberty All-Star Funds since December,
(Age 49)                                        2003; Senior Counsel, Fleet Boston Financial Corporation since January, 1996;
One Financial Center                            Associate General Counsel, Columbia Management Group since November, 2002.
Boston, MA 02111


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



                       This page intentionally left blank.

TRANSFER AGENT
--------------------------------------------------------------------------------
IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Investment Grade Municipal Trust is:

EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA  02021


The trust mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-730-6001. In addition, representatives at that number can provide shareholders information about the trust.

Financial advisors who want additional information about the trust may speak to a representative at 800-426-3750.

A description of the policies and procedures that the trust uses to determine how to vote proxies relating to its portfolio securities is available (i) without charge, upon request, by calling 800-730-6001 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

This report has been prepared for shareholders of Colonial Investment Grade Municipal Trust.

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST      ANNUAL REPORT


                                                130-02/574Q-1103 (01/04) 03/3859

Item 2. Code of Ethics.

(a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Douglas A. Hacker, Thomas
E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant's Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item's instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable at this time.

Item 6. Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has delegated to Columbia Management Advisors, Inc. (the "Advisor") the responsibility to vote proxies relating to portfolio securities held by the Fund. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Fund and its shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Fund and its shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is for proposals given special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO are not held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnifications (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than those covered by the predetermined guidelines), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

In addition, if a portfolio manager or other party involved with a client of the Advisor or Fund account concludes that the interest of the client or Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person (or entity) that would create a potential conflict of interest.

The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of the Advisor's equity investments, equity research, compliance and legal functions. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, its functions include annual review of its Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and development and modification of voting guidelines and procedures as it deems appropriate or necessary.

The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable at this time.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable at this time.

Item 10. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               Colonial Investment Grade Municipal Trust
            ------------------------------------------------------------------


By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                           February 4, 2004
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Joseph R. Palombo
                        ------------------------------------------------------
                         Joseph R. Palombo, President


Date                          February 4, 2004
    --------------------------------------------------------------------------


By (Signature and Title)  /s/ J. Kevin Connaughton
                        ------------------------------------------------------
                          J. Kevin Connaughton, Treasurer


Date                               February 4, 2004
    --------------------------------------------------------------------------